EXHIBIT 23.1
                                                                   ------------

                             CONSENT OF INDEPENDENT

                          CERTIFIED PUBLIC ACCOUNTANTS

DRYCLEAN USA, Inc.
Miami, Florida

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement of our report dated August 11, 1999, relating to the consolidated financial statements of DRYCLEAN USA, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended June 30, 1999.

                                                     /s/ BDO SEIDMAN, LLP

Miami, Florida
May 19, 2000